                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                   ----------------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)                       01-Nov-96

                The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2

                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
================================================================================
            (Exact name of regristrant as specified in its charter)

   New Jersey                                                     22-2293022
   ----------                                                     ----------
   Arizona                33-89200                                86-0255348
   -------                --------                                ----------

State or other         (Commission                             (IRS Employer
jurisdiction of        File Number)                            ID Number)
incorporation)

              2840  Morris  Avenue,  Union,  New  Jersey    07083
        ---------------------------------------------------------------
                   (Address of principal executive officer)

Regristrant's Telephone Number,
including area code:                                           908-686-2000
                                                               ----------------

                                      n/a
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5      Other Events
            ------------
        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-5 Noteholders, Class A - 6 Noteholders with respect to the following Distribution Dates:

A-5..............................................................  01-Nov-96
                                                                   08-Nov-96
                                                                   15-Nov-96
                                                                   22-Nov-96

A-6..............................................................  26-Nov-96


Item 7      Financial Statements and Exhibits
            ---------------------------------

        The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CLASSNOTES TRUST 1995-I



                                     THE MONEY STORE INC., Representative
                                     TRANS-WORLD INSURANCE COMPANY, Seller

                                     By: /s/ Harry Puglisi
                                     ---------------------------
                                         Name:  Harry Puglisi
                                         Title: Treasurer
                                                of The Money Store Inc. and
                                     Trans-World Insurance Company
                                                d/b/a Educaid

Dated:                12/11/96

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083


=========================================================================================================================
                                                   CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5                       Determination Date                                            10/28/96
Cusip # 182743ABO                          Distribution Date                                             11/01/96
                                           Record Date                                                   10/30/96
==========================================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                            0.00
                           Per $50,000 original principal amount of the Notes                                     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                       96,745.83
                           Per $50,000 original principal amount of the Notes                                    52.013889


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                            0.00
                           Per $50,000 original principal amount of the Notes                                     0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                            0.00
                           Per $50,000 original principal amount of the Notes                                     0.000000


(iv)       Pool Balance at end of preceding Collection Period                                               530,329,379.77


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                              CLASS A-5 NOTES                                                                93,000,000.00


(vi)       Applicable Interest Rate:
                           (a)   In general:
                                   1.  Auction Rate for the prior Interest Period:

                                                     CLASS A-5 NOTES
                                                         PERIOD 1                                                5.350000%
                                                         PERIOD 2                                                5.320000%
                                                         PERIOD 3                                                5.300000%
                                                       CURRENT RATE             (Based on Auction)               5.350000%

                                   2.  NET LOAN RATE
                                                         PERIOD 1                                                6.812000%
                                                         PERIOD 2                                                6.702500%
                                                         PERIOD 3                                                6.762000%

                           (b)   Amount of Interest that would have been paid
                                  on such Note Distribution Date if Interest was
                                  calculated instead based on the Net Loan Rate                                 122,279.50

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                           36,328.22
                           Per $50,000 original principal amount of the Notes                                    19.531301

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                                   0.00
                           Per $50,000 original principal amount of the Notes                                     0.000000

                    2.  Remaining Balance                                                                             0.00
                           Per $50,000 original principal amount of the Notes                                     0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                            1,162.50
                           Per $50,000 original principal amount of the Notes                                     0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                                            21,422.29
                           Per $50,000 original principal amount of the Notes                                    11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                                             0.00
                           Per $50,000 original principal amount of the Notes                                     0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                                     695.01
                           Per $50,000 original principal amount of the Notes                                     0.373659

                    5.  Surety Provider Fee  (Pro Rata)                                                           6,807.08
                           Per $50,000 original principal amount of the Notes                                     3.659722


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                                                0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                                                 0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                                                      0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                                          0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                                              0.00

            (c)      Amount in the Reserve Account                                                            2,117,769.55


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                                                0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                               0.00

           (b)     Amount in the Pre-Funding Account                                                            184,152.59

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                     0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period
           to be distributed as a payment of principal in respect of:

                           (a) CLASS A-1 NOTES                                                                        0.00
                           (b) CLASS A-1 NOTES (Only if Class___ Notes
                                 have been paid in full)                                                              0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                           0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                        6,599,317.77
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                        3,051,131.74
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                       3,444,452.43
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                        1,910,812.50
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                             1,613,050.10

(xix)     Parity Percentage            Numerator                             566,246,078.13
            as of      09/30/96      Denominator                             558,837,848.00                        101.33%

(xx)      Excess of amounts deposited into the Collection
            Account with respect to the sale by the Trust of
            Serial Loans over the aggregate Purchase amount
            of such loans (such excess to be distributed to
            Student Holdings)                                                                                    55,385.49

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                                    0.00


The Money Store, Inc.



By: /s/Harry Puglisi
--------------------
       Harry Puglisi
           Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083


===================================================================================================================================
                                                   CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5                       Determination Date                                            11/04/96
Cusip # 182743ABO                          Distribution Date                                             11/08/96
                                           Record Date                                                   11/06/96
===================================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                           CLASS A-5 NOTES                                                                                    0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                               96,565.00
                           Per $50,000 original principal amount of the Notes                                            51.916667


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                                    0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                                    0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                       530,329,379.77


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                              CLASS A-5 NOTES                                                                        93,000,000.00


(vi)       Applicable Interest Rate:
                           (a)   In general:
                                   1.  Auction Rate for the prior Interest Period:

                                                     CLASS A-5 NOTES
                                                         PERIOD 1                                                        5.320000%
                                                         PERIOD 2                                                        5.300000%
                                                         PERIOD 3                                                        5.350000%
                                                       CURRENT RATE             (Based on Auction)                       5.340000%

                                   2.  NET LOAN RATE
                                                         PERIOD 1                                                        6.812000%
                                                         PERIOD 2                                                        6.702500%
                                                         PERIOD 3                                                        6.762000%

                           (b)   Amount of Interest that would have been paid
                                  on such Note Distribution Date if Interest was
                                  calculated instead based on the Net Loan Rate                                         120,028.13

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                                   36,328.22
                           Per $50,000 original principal amount of the Notes                                            19.531301

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                                           0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000

                    2.  Remaining Balance                                                                                     0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                                    1,162.50
                           Per $50,000 original principal amount of the Notes                                             0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                                                    21,422.29
                           Per $50,000 original principal amount of the Notes                                            11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                                                     0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                                             695.01
                           Per $50,000 original principal amount of the Notes                                             0.373659

                    5.  Surety Provider Fee  (Pro Rata)                                                                   6,807.08
                           Per $50,000 original principal amount of the Notes                                             3.659722

(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                                                        0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                                                         0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                                                              0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                                                  0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                                                      0.00

            (c)      Amount in the Reserve Account                                                                    2,117,769.55


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                                                        0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                                       0.00

           (b)     Amount in the Pre-Funding Account                                                                    184,152.59

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                             0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period
           to be distributed as a payment of principal in respect of:

                           (a) CLASS A-1 NOTES                                                                                0.00
                           (b) CLASS A-1 NOTES (Only if Class___ Notes
                                 have been paid in full)                                                                      0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                                   0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                                6,599,317.77
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                                3,051,131.74
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                               3,444,452.43
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                                1,910,812.50
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                                     1,613,050.10

(xix)     Parity Percentage                                 Numerator                     566,246,078.13
                                                                                          --------------
            as of                 09/30/96                Denominator                     558,837,848.00                   101.33%

(xx)      Excess of amounts deposited into the Collection
            Account with respect to the sale by the Trust of
            Serial Loans over the aggregate Purchase amount
            of such loans (such excess to be distributed to
            Student Holdings)                                                                                            55,385.49

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                                            0.00

The Money Store, Inc.

By: /s/ Harry Puglisi
-----------------------
          Harry Puglisi
             Treasurer

                         TRANS-WORLD INSURANCE COMPANY

                              2840 MORRIS AVENUE

                                UNION, NJ 07083

================================================================================================================================
                                                   CLASSNOTES TRUST 1995 - I

           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5                       Determination Date                                            11/11/96

Cusip # 182743ABO                          Distribution Date                                             11/15/96
                                           Record Date                                                   11/13/96

=================================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                           CLASS A-5 NOTES                                                                                    0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                               96,745.83
                           Per $50,000 original principal amount of the Notes                                            52.013889


(iii)      (A)  Amount of Noteholders' Auction Rate

                  Interest Carryover being paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                                    0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000

           (B)  Remaining Amount of Noteholders' Auction

                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                                    0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                       530,329,379.77


(v)        Outstanding Principal amount after giving effect to

            distributions on this Note Distribution Date:

                              CLASS A-5 NOTES                                                                        93,000,000.00

(vi)       Applicable Interest Rate:
                           (a)   In general:

                                   1.  Auction Rate for the prior Interest Period:

                                                     CLASS A-5 NOTES

                                                         PERIOD 1                                                        5.300000%
                                                         PERIOD 2                                                        5.350000%
                                                         PERIOD 3                                                        5.340000%
                                                       CURRENT RATE             (Based on Auction)                       5.350000%


                                   2.  NET LOAN RATE

                                                         PERIOD 1                                                        6.812000%
                                                         PERIOD 2                                                        6.702500%
                                                         PERIOD 3                                                        6.762000%

                           (b)   Amount of Interest that would have been paid

                                  on such Note Distribution Date if Interest was

                                  calculated instead based on the Net Loan Rate                                         120,028.13

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                                   36,328.22
                           Per $50,000 original principal amount of the Notes                                            19.531301

            (b)   Service Fee Carryover for related Collection Period

                    1.  Distributed                                                                                           0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000

                    2.  Remaining Balance                                                                                     0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                                    1,162.50
                           Per $50,000 original principal amount of the Notes                                             0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                                                    21,422.29
                           Per $50,000 original principal amount of the Notes                                            11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                                                     0.00
                           Per $50,000 original principal amount of the Notes                                             0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                                             695.01
                           Per $50,000 original principal amount of the Notes                                             0.373659

                    5.  Surety Provider Fee  (Pro Rata)                                                                   6,807.08
                           Per $50,000 original principal amount of the Notes                                             3.659722


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note

            Surety Bond or the Certificate Surety Bond                                                                        0.00

(x)        Aggregate amount of Realized losses for the

            related Collection period                                                                                         0.00

(xi)       Aggregate amount received with respect to Financed

            Student Loans for which Realized Losses were

            allocated previously                                                                                              0.00

(xii)      (a)     Amount of the distribution attributable to amounts

                      in the Reserve Account                                                                                  0.00

            (b)     Amount of any other withdrawals from the Reserve

                      Account for such Distribution Date                                                                      0.00

            (c)      Amount in the Reserve Account                                                                    2,117,769.55

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make

            such draw)                                                                                                        0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on

                     deposit in the Pre-Funding Account                                                                       0.00

           (b)     Amount in the Pre-Funding Account                                                                    184,152.59

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for

           Additional Financed Student Loans during the preceding collection

           period                                                                                                             0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                           (a) CLASS A-1 NOTES                                                                                0.00
                           (b) CLASS A-1 NOTES (Only if Class___ Notes
                                 have been paid in full)                                                                      0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during

           the preceding collection period.                                                                                   0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                                6,599,317.77
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                                3,051,131.74
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                               3,444,452.43
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                                1,910,812.50
                 days Delinquent

          (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are

                 awaiting payment                                                                                     1,613,050.10

(xix)     Parity Percentage                                 Numerator                             566,246,078.13
                                                                                                  --------------
            as of                 09/30/96                Denominator                             558,837,848.00           101.33%

(xx) Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to

            Student Holdings)                                                                                            55,385.49

(xxi)     Amount of Additional Principal Payments, if any, made on

            such Distribution Date                                                                                            0.00

The Money Store, Inc.

By: /s/ Harry Puglisi
--------------------------
        Harry Puglisi
         Treasurer

                         TRANS-WORLD INSURANCE COMPANY

                              2840 MORRIS AVENUE

                                UNION, NJ 07083


===================================================================================================================================
                                                   CLASSNOTES TRUST 1995 - I

           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5                       Determination Date                                            11/18/96

Cusip # 182743ABO                          Distribution Date                                             11/22/96
                                           Record Date                                                   11/20/96

===================================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                           CLASS A-5 NOTES                                                                                      0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000



(ii) Amount of Interest being paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                                 97,197.92

                           Per $50,000 original principal amount of the Notes                                              52.256944



(iii)      (A)  Amount of Noteholders' Auction Rate

                  Interest Carryover being paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                                      0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000


           (B)  Remaining Amount of Noteholders' Auction

                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                           CLASS A-5 NOTES                                                                                      0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000



(iv)       Pool Balance at end of preceding Collection Period                                                         530,329,379.77



(v)        Outstanding Principal amount after giving effect to

            distributions on this Note Distribution Date:

                              CLASS A-5 NOTES                                                                          93,000,000.00


(vi)       Applicable Interest Rate:
                           (a)   In general:

                                   1.  Auction Rate for the prior Interest Period:

                                                     CLASS A-5 NOTES

                                                         PERIOD 1                                                          5.350000%

                                                         PERIOD 2                                                          5.340000%

                                                         PERIOD 3                                                          5.350000%

                                                       CURRENT RATE             (Based on Auction)                         5.375000%



                                   2.  NET LOAN RATE

                                                         PERIOD 1                                                          6.812000%

                                                         PERIOD 2                                                          6.702500%

                                                         PERIOD 3                                                          6.762000%


                           (b)   Amount of Interest that would have been paid

                                  on such Note Distribution Date if Interest was

                                  calculated instead based on the Net Loan Rate                                           120,028.13


(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                                     36,328.22

                           Per $50,000 original principal amount of the Notes                                              19.531301


            (b)   Service Fee Carryover for related Collection Period

                    1.  Distributed                                                                                             0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000


                    2.  Remaining Balance                                                                                       0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000



(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                                      1,162.50

                           Per $50,000 original principal amount of the Notes                                               0.625000


                    2.  Auction Agent Fee  (Pro Rata)                                                                      21,422.29

                           Per $50,000 original principal amount of the Notes                                              11.517361


                    3.  Indenture Trustee Fee  (Pro Rata)                                                                       0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000


                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                                               695.01

                           Per $50,000 original principal amount of the Notes                                               0.373659


                    5.  Surety Provider Fee  (Pro Rata)                                                                     6,807.08

                           Per $50,000 original principal amount of the Notes                                               3.659722



(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note

            Surety Bond or the Certificate Surety Bond                                                                          0.00


(x)        Aggregate amount of Realized losses for the

            related Collection period                                                                                           0.00


(xi)       Aggregate amount received with respect to Financed

            Student Loans for which Realized Losses were

            allocated previously                                                                                                0.00


(xii)      (a)     Amount of the distribution attributable to amounts

                      in the Reserve Account                                                                                    0.00


            (b)     Amount of any other withdrawals from the Reserve

                      Account for such Distribution Date                                                                        0.00


            (c)      Amount in the Reserve Account                                                                      2,117,769.55


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make

            such draw)                                                                                                          0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on

                     deposit in the Pre-Funding Account                                                                         0.00


           (b)     Amount in the Pre-Funding Account                                                                      184,152.59


(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for

           Additional Financed Student Loans during the preceding collection

           period                                                                                                               0.00


(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                           (a) CLASS A-1 NOTES                                                                                  0.00

                           (b) CLASS A-1 NOTES (Only if Class___ Notes
                                 have been paid in full)                                                                        0.00


(xvii)  Aggregate amount (if any) paid for Financed Student Loans during

           the preceding collection period.                                                                                     0.00


(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                                  6,599,317.77

                 Delinquent



          (b)  Number of Financed Student Loans that are 61 to 90 days                                                  3,051,131.74

                 Delinquent



          (c)  Number of Financed Student Loans that are 91 to 180 days                                                 3,444,452.43

                 Delinquent



          (d)  Number of Financed Student Loans that are more than 181                                                  1,910,812.50

                 days Delinquent



          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are



                 awaiting payment                                                                                       1,613,050.10



(xix)     Parity Percentage                                Numerator                               566,246,078.13
                                                                                                   --------------
            as of                 09/30/96              Denominator                                558,837,848.00            101.33%


(xx) Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to

            Student Holdings)                                                                                              55,385.49


(xxi)     Amount of Additional Principal Payments, if any, made on

            such Distribution Date                                                                                              0.00


The Money Store, Inc.

By: /s/ Harry Puglisi
------------------------
          Harry Puglisi
            Treasurer

                         TRANS-WORLD INSURANCE COMPANY

                              2840 MORRIS AVENUE

                               UNION, NJ  07083


==============================================================================================================================
                                                 CLASSNOTES TRUST  1995 - I

           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-6                       Determination Date                                            11/20/96

Cusip #  182743AC8                         Distribution Date                                             11/26/96
                                           Record Date                                                   11/22/96

===============================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                           CLASS A-6 NOTES                                                                                      0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000



(ii) Amount of Interest being paid or distributed in respect of the Notes

                           CLASS A-6 NOTES                                                                                413,875.00

                           Per $50,000 original principal amount of the Notes                                             209.027778



(iii)      (A)  Amount of Noteholders' Auction Rate

                  Interest Carryover being paid or distributed in respect of the Notes

                           CLASS A-6 NOTES                                                                                      0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000


           (B)  Remaining Amount of Noteholders' Auction

                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                           CLASS A-6 NOTES                                                                                      0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000



(iv)       Pool Balance at end of preceding Collection Period                                                         530,329,379.77



(v)        Outstanding Principal amount after giving effect to

            distributions on this Note Distribution Date:

                              CLASS A-6 NOTES                                                                          99,000,000.00


(vi)       Applicable Interest Rate:
                           (a)   In general:

                                   1.  Auction Rate for the prior Interest Period:

                                                     CLASS A-6 NOTES

                                                         PERIOD 1                                                          5.440000%

                                                         PERIOD 2                                                          5.480000%

                                                         PERIOD 3                                                          5.480000%

                                                       CURRENT RATE             (Based on Auction)                         5.375000%


                                   2.  NET LOAN RATE

                                                         PERIOD 1                                                          6.812000%

                                                         PERIOD 2                                                          6.702500%

                                                         PERIOD 3                                                          6.762000%


                           (b)   Amount of Interest that would have been paid

                                  on such Note Distribution Date if Interest was

                                  calculated instead based on the Net Loan Rate                                           511,772.25


(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                                     38,671.97

                           Per $50,000 original principal amount of the Notes                                              19.531298


            (b)   Service Fee Carryover for related Collection Period

                    1.  Distributed                                                                                             0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000


                    2.  Remaining Balance                                                                                       0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000



(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                                      1,237.50

                           Per $50,000 original principal amount of the Notes                                               0.625000


                    2.  Auction Agent Fee  (Pro Rata)                                                                      22,804.38

                           Per $50,000 original principal amount of the Notes                                              11.517361


                    3.  Indenture Trustee Fee  (Pro Rata)                                                                       0.00

                           Per $50,000 original principal amount of the Notes                                               0.000000


                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                                               739.84

                           Per $50,000 original principal amount of the Notes                                               0.373659


                    5.  Surety Provider Fee  (Pro Rata)                                                                     7,246.25

                           Per $50,000 original principal amount of the Notes                                               3.659722



(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note

            Surety Bond or the Certificate Surety Bond                                                                          0.00


(x)        Aggregate amount of Realized losses for the

            related Collection period                                                                                           0.00


(xi)       Aggregate amount received with respect to Financed

            Student Loans for which Realized Losses were

            allocated previously                                                                                                0.00


(xii)      (a)     Amount of the distribution attributable to amounts

                      in the Reserve Account                                                                                    0.00


            (b)     Amount of any other withdrawals from the Reserve

                      Account for such Distribution Date                                                                        0.00


            (c)      Amount in the Reserve Account                                                                      2,117,769.55


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make

            such draw)                                                                                                          0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on

                     deposit in the Pre-Funding Account                                                                         0.00


           (b)     Amount in the Pre-Funding Account                                                                      184,152.59


(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for

           Additional Financed Student Loans during the preceding collection

           period                                                                                                               0.00


(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                           (a) CLASS A-1 NOTES                                                                                  0.00

                           (b) CLASS A-1 NOTES (Only if Class___ Notes
                                 have been paid in full)                                                                        0.00


(xvii)  Aggregate amount (if any) paid for Financed Student Loans during

           the preceding collection period.                                                                                     0.00


(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                                  6,599,317.77

                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                                  3,051,131.74

                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                                 3,444,452.43

                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                                  1,911,436.50

                 days Delinquent

          (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are

                 awaiting payment                                                                                       1,613,050.10


(xix)     Parity Percentage                               Numerator                                566,246,078.13
                                                                                                   --------------
            as of                 09/30/96              Denominator                                558,837,848.00            101.33%


(xx) Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to

            Student Holdings)                                                                                              55,385.49


(xxi)     Amount of Additional Principal Payments, if any, made on

            such Distribution Date                                                                                              0.00



The Money Store, Inc.

By: /s/ Harry Puglisi
-------------------------
            Harry Puglisi
              Treasurer